UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 14, 2009

FGX INTERNATIONAL HOLDINGS LIMITED

(Exact name of Registrant as specified in its charter)

British Virgin Islands

(State or other jurisdiction of incorporation)

001-33760	98-0475043
(Commission File Number)	(IRS Employer Identification No.)

500 George Washington Highway

Smithfield, Rhode Island 02917

(Address of principal executive offices, including zip code)

(401) 231-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On July 14, 2009, Berggruen Holdings North America Ltd. (“BHNA”), the largest shareholder of FGX International Holdings Limited (the “Company”), terminated its selling plan under SEC Rule 10b5-1.  The Company had announced in its May 11, 2009 Current Report on Form 8-K that BHNA had entered into a selling plan covering up to 1,000,000 of the ordinary shares of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FGX INTERNATIONAL HOLDINGS LIMITED
(Registrant)

July 15, 2009	By:	/s/ Anthony Di Paola
Anthony Di Paola
Executive Vice President &
Chief Financial Officer